UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2008
LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On January 16, 2008, the management and the Board of Directors of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), determined that the Company’s financial statements contained in its Report on Form 10-QSB for the three months ended June 30, 2007, could no longer be relied upon because of improper accounting treatment of the Company’s accounting for lease incentives, operating leases with scheduled rent increases, and for compensation expense resulting from an employee stock grant and stock issued to an independent contractor for services.
The Board of Directors and the Company’s Chief Financial Officer have discussed the restatement with the Company’s registered independent accounting firm.
The Company intends to amend its Report on Form 10-QSB for the three months ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008	/s/ Mark A. Libratore
Mark A. Libratore, President

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